Exhibit 10.21

PURDUE TECHNOLOGY CENTER

3000 kent avenue

west lafayette, indiana 47906

EXTENSION OF LEASE

THIS EXTENSION OF LEASE is made this 20th day of November, 2013 by and between PURDUE RESEARCH FOUNDATION (“Landlord”), an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246), and ENDOCYTE (“Tenant”). Landlord and Tenant have previously entered into a lease (the “Lease”) dated January 30, 2013, with a First Amendment dated May 17, 2013 and Second Amendment dated July 7, 2013 for space outlined on Exhibit A of this Extension of Lease, at the Purdue Technology Center, located at 3000 Kent Avenue, West Lafayette, Indiana 47906.

In consideration of mutual benefits to be derived by the parties, it is agreed that the Lease Term provided under the Lease is hereby extended for a period of Twelve (12) months, commencing January 1, 2014, and expiring December 31, 2014 (the “Extension Period”). All other terms and conditions of the Lease shall be applicable to such Extension Period(s), except as follows:

1.	The Monthly Rent Installment shall be $47,896.35 ($17.71 x15, 524 square feet of office space, $33.29 x 8,687 square feet of lab space/ 12 months plus an additional $886.31 per month for the purchase of workstations) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

2.	The Rent shall be $574,756.20 ($47,896.35 x12 months) and shall remain in effect during the Extension Period unless otherwise altered under the provisions of Section 4 of the Lease.

It is further agreed that all other terms and conditions of the Lease are hereby affirmed and shall remain in full force and effect during the Extension Period.

WITNESS the signatures and seals of the above parties as of the day and year first above written.

LANDLORD	PURDUE RESEARCH FOUNDATION

an Indiana corporation (formed and existing under the Indiana Foundation or Holding Companies Act, Acts of 1921, ch. 246)

	By:	/s/ David L. Hodde David L. Hodde Assistant Vice President Director of Real Estate

ATTEST:

By:	/s/ Jan H. Mills Jan H. Mills Director of Economic Development

TENANT:	ENDOCYTE

	By:	/s/ Michael A. Sherman Mike Sherman Chief Financial Officer

EXHIBIT A

LEASED PREMISES

Unit A1-200	Office Space	9,131 square feet
Unit B1-008	Office Space	80 square feet
Unit B1-200	Office Space	168 square feet
Unit B1-201	Office Space	230 square feet
Unit B1-202	Office Space	224 square feet
Unit B1-203	Office Space	363 square feet
Unit B1-300	Office Space	906 square feet
Unit B1-400	Office Space	(included in A1-200)
Unit A2-101	Office Space	253 square feet
Unit A2-104	Office Space	216 square feet
Unit A2-105	Office Space	161 square feet
Unit A2-108	Office Space	215 square feet
Unit A2-301	Office Space	325 square feet
Unit A2-304	Office Space	216 square feet
Unit A2-305	Office Space	161 square feet
Unit B2-300	Office Space	149 square feet
Unit B2-400	Office Space	1,513 square feet
Unit B2-500	Office Space	148 square feet
Unit B2-603	Office Space	253 square feet
Unit B2-700	Office Space	148 square feet
Unit B2-900	Office Space	149 square feet
Unit C1-201	Office Space	324 square feet
Unit C1-202	Office Space	191 square feet

Total Office Space		15,524 square feet

Unit A1-100	Lab Space	4,069 square feet
Unit B1-500	Lab Space	690 square feet
Unit A2-102	Lab Space	367 square feet
Unit A2-103	Lab Space	325 square feet
Unit A2-106	Lab Space	495 square feet
Unit A2-107	Lab Space	477 square feet
Unit A2-302	Lab Space	339 square feet
Unit A2-303	Lab Space	409 square feet
Unit B2-300	Lab Space	379 square feet
Unit B2-500	Lab Space	380 square feet
Unit B2-700	Lab Space	378 square feet
Unit B2-900	Lab Space	379 square feet

	Total Lab Space	8,687 square feet